Exhibit 10.14


                                  CONSECO, INC.

                                     [date]

<<fullname>>
c/o Conseco, Inc.
11825 N. Pennsylvania Street
P.O. Box 1911 (46082)
Carmel, Indiana  46032


                     Re: Grant of Non-Qualified Stock Option
                         -----------------------------------

Dear Mr. <<Last_name>>:

          Conseco, Inc., a Delaware corporation (the "Company"), is pleased to advise you that, pursuant to the Company's 2003 Long-Term Equity Incentive Plan (the "Plan"), the Company has granted to you an option (the "Option") to acquire shares of Common Stock, as set forth below, subject to the terms and conditions of the Plan and the terms and conditions set forth herein.

          The Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Code. Any capitalized terms used herein and not defined herein have the meaning set forth in the Plan.

          1. Option.

          (a) Term. Subject to the terms and conditions set forth herein, the Company hereby grants you (or such other persons as permitted by paragraph 5) an Option to purchase the Option Shares at the exercise price per Option Share set forth on the signature page of this letter agreement (the "Exercise Price"), payable upon exercise as set forth in paragraph 1(b) below. The Option shall expire at the close of business on [date] (the "Expiration Date"), which is the tenth anniversary of the date of grant set forth on the signature page of this letter agreement (the "Grant Date"), subject to earlier expiration as provided in paragraph 2(c) below should your employment or service with the Company or a Subsidiary terminate. The Exercise Price and the number and kind of shares of Common Stock or other property for which the Option may be exercised shall be subject to adjustment as provided in the Plan.

          (b) Payment of Option Price. Subject to paragraph 2 below, the Option may be exercised in whole or in part upon payment of an amount (the "Option Price") equal to the product of (i) the Exercise Price and (ii) the number of Option Shares to be acquired. Payment of the Option Price shall be made by one or more of the following means:

               (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds);

               (ii) if permitted by the Company on the date of exercise, by delivery of outstanding shares of Common Stock owned by you (and not subject to any substantial risk of forfeiture) for at least six months with a Fair Market Value on the date of exercise equal to the Option Price;

               (iii) by means of any cashless exercise procedures approved by the Committee and as may be in effect on the date of exercise; or

               (iv) by any combination of the foregoing.

          2. Exercisability/Vesting and Expiration.

          (a) Normal Vesting. The Option granted hereunder may be exercised only to the extent it has become vested, as indicated by the Vesting Dates of Option Shares set forth on the signature page of this letter agreement.

          (b) Normal Expiration. In no event shall any part of the Option be exercisable after the Expiration Date.

          (c) Effect on Vesting and Expiration of Employment Termination. Except as expressly set forth in any written employment agreement between you and the Company or a Subsidiary (whether entered into prior to or after the date of this letter agreement) and notwithstanding paragraphs 2(a) and (b) above, the following special vesting and expiration rules shall apply if your employment or service with the Company terminates prior to the Option becoming fully vested and/or prior to the Expiration Date:

               (i) Termination Other than for Cause. If you cease to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than Cause, (A) any portion of the Option that was exercisable on the date of such cessation shall remain exercisable until the first anniversary of the date of such cessation, but in no event after the Expiration Date of the Option, and such portion of the Option shall expire and be forfeited on the first anniversary of the date of such cessation and (B) any portion of the Option that was not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

               (ii) Termination for Cause. If you cease to be a director, officer or employee of, or to perform services for, the Company or a Subsidiary due to Cause, (A) any portion of the Option that was exercisable on the date of such cessation shall remain exercisable until the thirtieth
     (30th) day immediately following such cessation, but in no event after the Expiration Date of the Option, and such portion of the Option shall expire and be forfeited on the thirtieth (30th) day immediately following such cessation, whether or not then exercisable and (B) any portion of the Option that was not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

               (iii) Change in Control. In the event of a Change in Control, the Option shall become vested and fully exercisable as to all of the Option Shares.

          3. Procedure for Exercise. Except as expressly set forth in any written employment agreement between you and the Company or a Subsidiary (whether entered into prior to or after the date of this letter agreement), you may exercise all or any portion of the Option, to the extent it has vested and is exercisable, at any time and from time to time prior to the earlier of the Expiration Date or the date specified in Section 2 above, by delivering written notice to the Company in the form attached hereto as Exhibit A, together with payment of the Option Price in accordance with the provisions of paragraph 1(b) above. The Option may not be exercised for a fraction of an Option Share.

          4. Withholding of Taxes.

          (a) Participant Election. If permitted by the Company, you may elect to deliver shares of Common Stock (or have the Company withhold Option Shares acquired upon exercise of the Option) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of the Option. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined.

          (b) Company Requirement. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to you, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to the delivery of Option Shares under this letter agreement.

          5. Transferability of Option. You may transfer the Option granted hereunder only by will or the laws of descent and distribution or to any of your Family Members by gift or a qualified domestic relations order as defined by the Code. Unless the context requires otherwise, references herein to you are deemed to include any permitted transferee under this paragraph 5. The Option may be exercised only by you; by your Family Member if such person has acquired the Option by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the Option is transferred by will or the laws of descent and distribution; or by the guardian or representative of any of the foregoing.

          6. Conformity with Plan. This letter agreement and the Option are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this letter agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this letter agreement, you acknowledge your receipt of this letter agreement and the Plan and agree to be bound by all of the terms of this letter agreement and the Plan.

          7. Rights of Participants. Nothing in this letter agreement shall interfere with or limit in any way the right of the Company to terminate your employment or other performance of services at any time, nor confer upon you any right to continue in the employ or as a director or officer of, or in the performance of other services for, the Company or a Subsidiary for any period of time, or to continue your present (or any other) rate of compensation or level of responsibility. Nothing in this letter agreement shall confer upon you any right to be selected again as a Plan participant, and nothing in the Plan or this letter agreement shall provide for any adjustment to the number of Option Shares subject to the Option upon the occurrence of subsequent events except as provided in the Plan.

          8. Certain Definitions. For the purposes of this letter agreement, the following terms have the meanings set forth below:

          "Change in Control" means the occurrence of any of the following events:

               (i) the acquisition (other than an acquisition in connection with a "Non-Control Transaction" (as defined below)) by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of "beneficial ownership" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company or its Ultimate Parent representing 51% or more of the combined voting power of the then outstanding securities of the Company or its Ultimate Parent entitled to vote generally with respect to the election of the board of directors of the Company or its Ultimate Parent; or

               (ii) as a result of or in connection with a tender or exchange offer or contest for election of directors, individual board members of the Company (identified as of the date of commencement of such tender or exchange offer, or the commencement of such election contest, as the case may be) cease to constitute at least a majority of the board of directors of the Company; or

               (iii) the consummation of a merger, consolidation or reorganization with or into the Company unless (x) the stockholders of the Company immediately before such transaction beneficially own, directly or indirectly, immediately following such transaction securities representing 51% or more of the combined voting power of the then outstanding securities entitled to vote generally with respect to the election of the board of directors of the Company (or its successor) or, if applicable, the Ultimate Parent and (y) individual board members of the Company (identified as of the date that a binding agreement providing for such transaction is signed) constitute at least a majority of the board of directors of the Company (or its successor) or, if applicable, the Ultimate Parent (a transaction to which clauses (x) and (y) apply, a "Non-Control Transaction").

          "Option Shares" means (i) all shares of Common Stock issued or issuable upon the exercise of the Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock.

          "Ultimate Parent" means the parent corporation (or if there is more than one parent corporation, the ultimate parent corporation) that, following a transaction, directly or indirectly beneficially owns a majority of the voting power of the outstanding securities entitled to vote with respect to the election of the board of directors of the Company (or its successor).

          9. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this letter agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

          10. Severability. Whenever possible, each provision of this letter agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this letter agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this letter agreement.

          11. Counterparts. This letter agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same letter agreement.

          12. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          13. Governing Law. THE VALIDITY, CONSTRUCTION, INTERPRETATION, ADMINISTRATION AND EFFECT OF THE PLAN, AND OF ITS RULES AND REGULATIONS, AND RIGHTS RELATING TO THE PLAN AND TO THIS LETTER AGREEMENT, SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS, BUT NOT THE CHOICE OF LAW RULES, OF THE STATE OF DELAWARE.

          14. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this letter agreement shall be in writing and shall be deemed to have been given when (i) delivered personally, (ii) mailed by certified or registered mail, return receipt requested and postage prepaid, (iii) sent by facsimile or (iv) sent by reputable overnight courier, to the recipient. Such notices, demands and other communications shall be sent to you at the address specified in this letter agreement and to the Company at 11825 N. Pennsylvania Street, P.O. Box 1911 (46082), Carmel, Indiana 46032, Attn: Karl Kindig, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          15. Entire Agreement. This letter agreement, any written employment agreement between you and the Company or a Subsidiary to the extent contemplated by paragraph 2(c) hereof, and the terms of the Plan constitute the entire understanding between you and the Company, and supersede all other agreements, whether written or oral, with respect to your acquisition of the Option Shares.

                                    * * * * *

                 Signature Page to Stock Option Award Agreement


        Number of Option Shares:                                <<Totalshares>>
        Date of Grant:
        Exercise Price per Option Share:
        Vesting Dates of Option Shares:



        Expiration Date of All Option Shares:

          Please execute the extra copy of this letter agreement in the space below and return it to the Company to confirm your understanding and acceptance of the agreements contained in this letter agreement.

                                  Very truly yours,


                                  CONSECO, INC.


                                  By:
                                     ------------------------------

                                  Name:

                                  Title:



Enclosures: Extra copy of this letter agreement
            Copy of the Plan


          The undersigned hereby acknowledges having read this letter agreement and the Plan and hereby agrees to be bound by all provisions set forth herein and in the Plan.

                                  OPTIONEE

                                  ---------------------------------
                                  <<fullname>>

                                    EXHIBIT A


               Form of Letter to be Used to Exercise Stock Option

                                              , Date
                             ------------- ---

Conseco, Inc.
11825 North Pennsylvania Street
Carmel, IN  46032

Attention:

     I wish to exercise the stock option granted on [date] and evidenced by a Stock Option Award Agreement dated as of that date, to acquire ____ shares of Common Stock of Conseco, Inc., at an option price of $_______ per share. In accordance with the provisions of paragraph 1 of the Stock Option Award Agreement, I wish to make payment of the exercise price (please check all that apply):

                  |_|  in cash
                  |_| if permitted by the Company, by delivery of shares of Common Stock held by me
                  |_| by means of any cashless exercise procedures approved by the Committee and as may be in effect on the date hereof

Please issue these shares in the following name:


-----------------------
Name


-----------------------
Address


                                     Very truly yours,


                                     -----------------------------------------
                                     Signature


                                     -----------------------------------------
                                     Typed or Printed Name


                                     -----------------------------------------
                                     Social Security Number